Exhibit 99.B(h)(7)(E)(i)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED

THE BANK OF NEW YORK-WILSHIRE ATLAS/AXIOM ATTRIBUTION

AND RISK ANALYSIS SYSTEM FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING Equity Dividend Fund

ING Financial Services Fund

ING Fundamental Research Fund

ING Index Plus LargeCap Equity Fund

ING Index Plus LargeCap Equity Fund II

ING Index Plus LargeCap Equity Fund III

ING Index Plus LargeCap Equity Fund IV

ING Index Plus LargeCap Equity Fund V

ING Index Plus LargeCap Equity Fund VI

ING Index Plus LargeCap Equity Fund VII

ING LargeCap Growth Fund

ING LargeCap Value Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Principal Protection Fund VIII

ING Principal Protection Fund IX

ING Principal Protection Fund X

ING Principal Protection Fund XI

ING Principal Protection Fund XII

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

ING FUNDS TRUST

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING AllianceBernstein Mid Cap Growth Portfolio(1)

ING BlackRock Inflation Protected Bond Portfolio

ING BlackRock Large Cap Growth Portfolio(1)

ING BlackRock Large Cap Value Portfolio(1)

ING Capital Guardian U.S. Equities Portfolio(1)

ING Disciplined Small Cap Value Portfolio

ING Evergreen Health Sciences Portfolio(1)

ING Evergreen Omega Portfolio(1)

ING FMRSM Diversified Mid Cap Portfolio(1)

ING Franklin Income Portfolio

ING Focus 5 Portfolio

ING Franklin Mutual Shares Portfolio(1)

ING Global Real Estate Portfolio

ING Global Resources Portfolio(1)

ING Goldman Sachs Commodity Strategy Portfolio

ING International Growth Opportunities Portfolio(1)

ING Janus Contrarian Portfolio(1)

ING JPMorgan Emerging Markets Equity Portfolio(1)

ING JPMorgan Small Cap Core Equity Portfolio(1)

ING JPMorgan Value Opportunities Portfolio

ING Julius Baer Foreign Portfolio(1)

(1) Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of Wilshire Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING Legg Mason Value Portfolio(1)

ING Limited Maturity Bond Portfolio(1)

ING Liquid Assets Portfolio(1)

ING Lord Abbett Affiliated Portfolio(1)

ING Marsico Growth Portfolio(1)

ING Marsico International Opportunities Portfolio

ING MFS Total Return Portfolio(1)

ING MFS Utilities Portfolio

ING Multi-Manager International Small Cap Portfolio

ING Oppenheimer Main Street Portfolio®(1)

ING PIMCO Core Bond Portfolio(1)

ING PIMCO High Yield Portfolio(1)

ING Pioneer Equity Income Portfolio

ING Pioneer Fund Portfolio(1)

ING Pioneer Mid Cap Value Portfolio(1)

ING Stock Index Portfolio(1)

ING T. Rowe Price Capital Appreciation Portfolio(1)

ING T. Rowe Price Equity Income Portfolio(1)

ING Templeton Global Growth Portfolio(1)

ING Van Kampen Capital Growth Portfolio(1)

ING Van Kampen Global Franchise Portfolio(1)

ING Van Kampen Global Tactical Asset Allocation Portfolio

ING Van Kampen Growth and Income Portfolio(1)

ING Van Kampen Real Estate Portfolio(1)

ING VP Index Plus International Equity Portfolio

ING Wells Fargo Disciplined Value Portfolio(1)

ING Wells Fargo Small Cap Disciplined Portfolio

ING MAYFLOWER TRUST

ING International Value Fund

ING MUTUAL FUNDS

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING Emerging Markets Fixed Income Fund

ING European Real Estate Fund

ING Foreign Fund

ING Global Bond Fund

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Choice Fund

ING International Value Opportunities Fund

ING Russia Fund

ING PARTNERS, INC.

ING American Century Large Company Value Portfolio

ING American Century Small-Mid Cap Value Portfolio

ING Baron Asset Portfolio

ING Baron Small Cap Growth Portfolio

ING Columbia Small Cap Value II Portfolio

ING Davis New York Venture Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING Legg Mason Partners Aggressive Growth Portfolio

ING Neuberger Berman Partners Portfolio

ING OpCap Balanced Value Portfolio

ING Oppenheimer Global Portfolio

ING Oppenheimer Strategic Income Portfolio

ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING Templeton Foreign Equity Portfolio

ING Thornburg Value Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING UBS U.S. Small Cap Growth Portfolio

ING Van Kampen Comstock Portfolio

ING Van Kampen Equity and Income Portfolio

ING PRIME RATE TRUST

(1) Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of Wilshire Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING SPorts Core Fixed Income Fund

ING SPorts Core Plus Fixed Income Fund

ING VARIABLE INSURANCE TRUST

ING GET U.S. Core Portfolio – Series 1

ING GET U.S. Core Portfolio – Series 2

ING GET U.S. Core Portfolio – Series 3

ING GET U.S. Core Portfolio – Series 4

ING GET U.S. Core Portfolio – Series 5

ING GET U.S. Core Portfolio – Series 6

ING GET U.S. Core Portfolio – Series 7

ING GET U.S. Core Portfolio – Series 8

ING GET U.S. Core Portfolio – Series 9

ING GET U.S. Core Portfolio – Series 10

ING GET U.S. Core Portfolio – Series 11

ING GET U.S. Core Portfolio – Series 12

ING GET U.S. Core Portfolio – Series 13

ING GET U.S. Core Portfolio – Series 14

ING VARIABLE PRODUCTS TRUST

ING VP Financial Services Portfolio

ING VP High Yield Bond Portfolio

ING VP International Value Portfolio

ING VP MidCap Opportunities Portfolio

ING VP Real Estate Portfolio

ING VP SmallCap Opportunities Portfolio

(1) Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of Wilshire Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

AMENDED SCHEDULE B

ING SERIES FUND, INC.

ING 130/30 Fundamental Research Fund

ING Balanced Fund

ING Corporate Leaders 100 Fund

ING Global Target Payment Fund

ING Global Science and Technology Fund

ING Growth and Income Fund

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

ING Small Company Fund

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

ING Tactical Asset Allocation Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VP Strategic Allocation Conservative Portfolio

ING VP Strategic Allocation Growth Portfolio

ING VP Strategic Allocation Moderate Portfolio

ING VARIABLE FUNDS

ING VP Growth and Income Portfolio

ING VARIABLE PORTFOLIOS, INC.

ING BlackRock Global Science and Technology Portfolio

ING International Index Portfolio

ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio

ING Morningstar® U.S. GrowthSM Index Portfolio

ING Opportunistic LargeCap Growth Portfolio

ING Opportunistic LargeCap Value Portfolio

ING RussellTM Global Large Cap Index 85% Portfolio

ING RussellTM Large Cap Index Portfolio

ING RussellTM Mid Cap Index Portfolio

ING RussellTM Small Cap Index Portfolio

ING VP Index Plus LargeCap Portfolio

ING VP Index Plus MidCap Portfolio

ING VP Index Plus SmallCap Portfolio

ING VP Small Company Portfolio

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP Balanced Portfolio

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP Intermediate Bond Portfolio